UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 30, 2011 at 1:00 p.m., Eastern time, Generex Biotechnology Corporation (“Generex”) held a press conference to unveil management’s strategic development plan for Generex's future growth.  The transcript of the press conference is furnished as Exhibit 99.1 to this report.

On March 30, 2011, at 4:30 p.m., Eastern time, Generex hosted a conference call to discuss Generex’s strategic development plan along with the current status of its various clinical and regulatory initiatives.  The transcript of the conference call is furnished as Exhibit 99.2 to this report.

The foregoing information in Item 7.01 of this Current Report on Form 8-K, together with the transcript of the press conference attached hereto as Exhibit 99.1 and the transcript of the conference call attached hereto as Exhibit 99.2, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, Generex makes no admission as to the materiality of Item 7.01 in this report or the transcript of the press conference attached hereto as Exhibit 99.1 or the transcript of the conference call attached hereto as Exhibit 99.2. The information contained in the transcripts of the press conference and the conference call is summary information that is intended to be considered in the context of Generex’s filings with the SEC and other public announcements that Generex makes, by press release or otherwise, from time to time. Generex undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements.  Such risks and uncertainties include the risks that: (1) Generex will not obtain the stockholder approval of the reverse stock split; (2) Generex will not meet the standards for listing its common stock on a national stock exchange; (3) Generex will not effect the spin-out of Antigen Express in a timely manner; (4) following the spin-out, Antigen will be unable to secure listing of its stock with a national stock exchange; (5) the anticipated benefits of the spin-out will not be realized; (6) the conditions to the closing of the acquisition of Global Medical Direct, LLC will not be satisfied; and (7) the anticipated benefits of the proposed right offering to stockholders will not be realized.  Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement.  No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials.  Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency.  Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.  Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Script of Generex Biotechnology Corporation’s press conference held on March 30, 2011.
99.2	Script of Generex Biotechnology Corporation’s conference call on March 30, 2011 and transcript of related question and answer session.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Date: April 6, 2011	/s/ Mark A. Fletcher
President and Chief Executive Officer
(principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Script of Generex Biotechnology Corporation’s press conference held on March 30, 2011.
99.2	Script of Generex Biotechnology Corporation’s conference call on March 30, 2011 and transcript of related question and answer session.